Exhibit 99.2
Digital Angel Releases 2007 Financial Results Conference Call Supporting Materials
DELRAY BEACH, FL — March 17, 2008 — Digital Angel (the “Company”) (NASDAQ: DIGA), an advanced technology company in the field of identification solutions for food safety and tracking of high value assets, today released the following supporting materials for its 2007 financial results conference call.
Conference Call
Digital Angel will host a conference call today, March 17, 2008, for investors, analysts, business and trade media, and other interested parties at 9:00 a.m. ET. Interested participants should call (866) 323-2725 within the United States or (706) 643-1836 internationally. Please use passcode 39005552. Alternatively, a simultaneous Web cast of the live conference call, including accompanying presentation materials, can be accessed through Digital Angel’s Web site at www.digitalangel.com. Please enter show number 342981. It is recommended that you register for this show in advance to ensure that you will be able to connect quickly and successfully at show time. While you can register up until 15 minutes prior to the show’s scheduled start time, registering now will save you time and facilitate quick entry at the start of the show. For persons unable to participate in either the conference call or the Web cast, a digitized replay will be available from March 17 at approximately 11:30 a.m. ET to March 25 at 11:59 p.m. ET. For the replay, dial (800) 642-1687 (USA) or (706) 645-9291 (international), using access code 39005552. Alternatively, a Web cast replay can be accessed through Digital Angel’s Web site at www.digitalangel.com.
About Digital Angel
Digital Angel (www.DigitalAngel.com) is an advanced technology company in the field of identification solutions for food safety and tracking of high value assets. Digital Angel’s products are utilized around the world in such applications as pet identification using its patented, FDA-approved implantable microchip; livestock identification and tracking using visual and RFID ear tags; and GPS search and rescue beacons for use on aircraft, ships and boats, and by adventure enthusiasts. Digital Angel is also the controlling stockholder of VeriChip Corporation (NASDAQ: CHIP).
Information contained in this document may contain forward-looking statements, including, for example, earnings guidance, statements about management expectations, including becoming a worldwide leader in providing safety related products to the asset tracking and identification industries, strategic objectives, growth opportunities, business prospects, transaction synergies and other benefits of the recent merger, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Digital Angel’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Digital Angel’s control, which affect operations, performance, business strategy and results, and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, the risk that expected synergies and benefits of the recent merger will not be realized within the expected time frame or at all, our ability to successfully implement our business strategy; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to successfully integrate the businesses of acquired companies; our ability to maintain compliance with the covenants of our credit facilities; our expectation regarding future profitability and liquidity; competitive and economic influences; the degree of success we have in leveraging our brand reputation; our ability to become a major business in the food source traceability and safety arena; our ability to successfully develop survival and emergency radios for the military and commercial uses; our reliance on third-party dealers and distributors to successfully market and sell our products; our ability to defend against costly product liability claims and claims that our products infringe the intellectual property rights of others; our ability to comply with current and future regulations relating to our businesses; our ability to successfully transition manufacturing and implement strategic outsourcing plans; and our ability to maintain proper and effective internal accounting and financial controls.
Additional information about these and other risk factors that could affect Digital Angel’s businesses is set forth in Applied Digital Solutions, Inc.’s (d/b/a Digital Angel) Form 10-K for the year ended December 31, 2006, which was filed with the SEC on April 6, 2007, Forms 10-Q and other filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Digital Angel’s ability to control or predict. Digital Angel undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.
Contact:
Digital Angel
Allison Tomek
Phone: (561) 805-8000
atomek@digitalangel.com
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Conference Call Supporting Materials Digital Angel March 17, 2008

Safe Harbor Information contained in this document may contain forward-looking statements, including, for example, earnings guidance, statements about management expectations, including becoming a worldwide leader in providing safety related products to the asset tracking and identification industries, strategic objectives, growth opportunities, business prospects, transaction synergies and other benefits of the recent merger, and other similar matters. These forward- looking statements are not statements of historical facts and represent only Digital Angel's beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Digital Angel's control, which affect operations, performance, business strategy and results, and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, the risk that expected synergies and benefits of the recent merger will not be realized within the expected time frame or at all, our ability to successfully implement our business strategy; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to successfully integrate the businesses of acquired companies; our ability to maintain compliance with the covenants of our credit facilities; our expectation regarding future profitability and liquidity; competitive and economic influences; the degree of success we have in leveraging our brand reputation; our ability to become a major business in the food source traceability and safety arena; our ability to successfully develop survival and emergency radios for the military and commercial uses; our reliance on third-party dealers and distributors to successfully market and sell our products; our ability to defend against costly product liability claims and claims that our products infringe the intellectual property rights of others; our ability to comply with current and future regulations relating to our businesses; our ability to successfully transition manufacturing and implement strategic outsourcing plans; and our ability to maintain proper and effective internal accounting and financial controls. Additional information about these and other risk factors that could affect Digital Angel's businesses is set forth in Applied Digital Solutions, Inc.'s (d/b/a Digital Angel) Form 10-K for the year ended December 31, 2006, which was filed with the SEC on April 6, 2007, Forms 10-Q and other filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Digital Angel's ability to control or predict. Digital Angel undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise. 2

Recent Changes 2008 Digital Angel (NASDAQ: DIGA) Business segments (2): Animal Applications, GPS & Radio Communications Minority ownership position in VeriChip CEO: Joe Grillo 2007 2007 Consolidated Results include: Applied Digital Solutions (NASDAQ: ADSX) Digital Angel Corporation (AMEX: DOC) VeriChip Corporation (NASDAQ: CHIP) Business segments (5): Healthcare, Security & Industrial, Animal Applications, GPS & Radio Communications, Advanced Technology CEOs: Michael Krawitz (ADSX), Barry Edelstein & Kevin McGrath (DOC), Scott Silverman (CHIP) 3

Initial 2008 Activities New management team - Proven track record of restructuring and growing businesses New leadership - recruited to run Digital Angel as of January 1, 2008 President & CEO: Joe Grillo (former CEO/founder of HID & Assa Abloy exec) Animal Applications President: Randy Geissler (former CEO/owner of Destron Fearing) Chief Marketing Officer: David Sullivan (Assa Abloy & HID exec) Other key management soon to be announced (successful restructuring experience) Continuing leadership - Signature Managerial Director: David Cairnie CFO: Lorraine Breece Complete merger & implement formation of DIGA - Merge Applied Digital Solutions, Inc. and Digital Angel Corporation Remove majority stockholder (ADSX) overhang Streamline corporate structure Facilitate restructuring and divestiture of non-core assets Focus on 2 core business segments: Animal Applications, GPS & Radio Communications 4

Safety, tracking & identification of animals Safety, tracking & identification of personnel & assets RFID and visual Global leadership position: livestock, pets & wildlife GPS & satellite radio communications Global leadership position: search & rescue beacons Digital Angel (DIGA) Destron Fearing SARBE & McMurdo 5

Digital Angel Sales Growth ($ US in millions) 6

Positive Foundations for Growth Solid, diversified revenue base - Market segments demonstrating healthy growth rates Markets growing domestically and internationally Proven technologies Fragmented competition - Opportunities to consolidate or partner with competitors / industry players New management with proven track record Well positioned for technology evolution in target markets 7

Animal Applications Segment Destron Fearing - Leading U.S. manufacturer since 1945 Pioneered microchip technology for animals in 1980s Recent expansion: Daploma (Denmark), South America Geissler Technologies acquisition Markets - Livestock, pets, equine, fish & wildlife Growth drivers: food safety, herd management, animal health, government mandates Currently, only 2% of livestock tags are electronic only 5% of dogs & cats in U.S. are chipped adoption of electronic systems for equine & wildlife are just beginning New Products - Bio-Thermo temperature sensing microchip, and associated readers 2007 Sales: $44m 2008 Sales Outlook: $47m - $48m* (60% Livestock, 25% pets, 15% fish & equine) *Actual results could differ materially from the Company's projections. 8

GPS & Radio Communications Segment

- **Signature Industries Ltd. –** UK based company and global leader since WWII, supplying electronic safety products to 40+ nations (primary supplier to RAF)
- **Well-established brands –** SARBE mcmurdo CS Clifford & Snell
- **SARBE –** widely regarded as global standard in encrypted GPS emergency beacons for military forces
  McMurdo – leading supplier of maritime emergency location beacons and navigation devices in Europe
  Clifford & Snell – leading UK supplier for hazardous area, fire & security signaling equipment



- **Market drivers –** Worldwide beacon population undergoing upgrades (new satellites)
  Major USAF beacon contract competition for 2008 – 2011
  Worldwide expansion of recreational safety products



- **2007 Sales:** $34m **2008 Sales Outlook:** $45m - $50m*

*Actual results could differ materially from the Company's projections.

Digital Angel
9

Restructuring Divestiture of non-core assets - InfoTech USA, Inc.; Thermo Life Energy Corp.; GTI, Inc; PDSC; Perimeter Technology Past attention to diverse legal, structural, and promotional activities New focus on operations - Grow "feet on the street" sales force; remove Washington DC lobbyists Develop worldwide sales strategy; expand internationally Direct engineering to DFM and market opportunities Consolidate corporate overhead functions Upgrade operating information systems Enforce bottoms-up budget that says "no" to unaffordable expenses MBOs: reward "blocking & tackling," "hands-on leadership" Freeze salaries, implement stock-for-pay programs 10

Current Manufacturing Facilities Restructuring - Transition manufacturing to low-cost countries Implement strategic worldwide outsourcing plans 11

Operating Results & Outlook (Unaudited) 2007 2007 * 2008 ($US millions) Reported Pro- Forma Outlook Revenue $ 117.4 $ 77.8 $92 -$98 Operating income (loss) $ (31.2) $ (24.1) ($3) - $0 Depreciation & amortization $ 5.1 $ 2.6 $ 5.0 EBITDA $ (26.1) $ (21.5) $2 - $5 * 2007 Pro-forma results & 2008 Outlook include the following business segments: * 2007 Pro-forma results & 2008 Outlook include the following business segments: * 2007 Pro-forma results & 2008 Outlook include the following business segments: * 2007 Pro-forma results & 2008 Outlook include the following business segments: * 2007 Pro-forma results & 2008 Outlook include the following business segments: Animal Applications, GPS & Radio Communications, and Corporate For more detailed reconciliation of 2007 Pro-forma results, see slide 16 Animal Applications, GPS & Radio Communications, and Corporate For more detailed reconciliation of 2007 Pro-forma results, see slide 16 Animal Applications, GPS & Radio Communications, and Corporate For more detailed reconciliation of 2007 Pro-forma results, see slide 16 Animal Applications, GPS & Radio Communications, and Corporate For more detailed reconciliation of 2007 Pro-forma results, see slide 16 12

Financial Transition 2008 - "Transition year to operating profitability" 2007 Pro-forma operating income (loss) .......................... ($24.1m) 2007 merger expenses $4.8m 2007 goodwill impairment charge $4.6m 2007 CEO severance payments $2.5m 2007 litigation expenses $1.0m -$ 2.0m 2008 profits on revenue growth in GPS & Radio $2.0m -$4.0m 2008 cost cuts in Animal Applications $4.0m 2008 consolidation savings - corporate overhead $2.2m 2008 Operating income (loss) outlook ............................... ($3.0m) - $0m 2009 & 2010 targets: The company is implementing a strategic planning process seeking to achieve positive operating income and improved margins beyond 2008 outlook levels Upside potential: growth from acquisitions; additional restructuring 13

Core Business - Enterprise Value Valuation of DIGA equity - Current number of DIGA shares outstanding: 116m Average closing share price (last 5 trading days): $0.74 Market value of DIGA equity: $86m Valuation of minority shares in VeriChip - Current number of CHIP shares outstanding: 10m Average closing share price (last 5 trading days): $2.69 Market value of CHIP equity: $27m DIGA ownership: 49% Value of minority shares in CHIP: $13m Pro-forma equity valuation of Digital Angel (Animal Applications, GPS & Radio): $73m Approximate value of Digital Angel's debt (less cash): $27m Resulting Enterprise Value of Digital Angel (Animal Applications, GPS & Radio): $100m 14

Vision & Plans Vision - become a clear worldwide leader in providing safety related products to the asset tracking and identification industries Plans - Focus on achieving high returns in market segments that are demonstrating significant growth Restructure and streamline company operations; implementing top-to-bottom cultural changes in 2008 Develop a global strategic plan to guide the company's organic and acquisitive growth in 2009 - 2010 15

Supplementary Information 16 * EBITDA equals operating income (loss) plus depreciation & amortization. To supplement the Company's unaudited condensed consolidated financial statements presented in accordance with GAAP, the Company provides EBITDA, which is a non-GAAP financial measure. EBITDA should not be considered as an alternative to operating income or to net income (as determined in accordance with GAAP) as a measure of the Company's operating performance, or to net cash provided by operating, investing, and financing activities (as determined in accordance with GAAP), as a measure of the Company's ability to meet cash needs. The Company believes that EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company's operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization, or non-operating factors (such as historical cost). This information has been disclosed here to permit a more complete comparative analysis of the Company's operating performance relative to other companies. EBITDA may not, however, be comparable in all instances to other similar types of measures. Reconciliation for slide 12: 2007 Pro-forma operating results Reconciliation for slide 12: 2007 Pro-forma operating results Reconciliation for slide 12: 2007 Pro-forma operating results Reconciliation for slide 12: 2007 Pro-forma operating results 2007 Animal Unaudited ($US millions) Applications GPS & Radio Pro-forma Segment Segment Corporate Results Revenue $ 43.8 $ 34.1 $ (0.1) $ 77.8 Operating income (loss) $ (15.7) $ 0.3 $ (8.7) $ (24.1) Depreciation & amortization $ 1.6 $ 0.9 $ 0.1 $ 2.6 EBITDA * $ (14.1) $ 1.2 $ (8.6) $ (21.5) 2007 Unaudited 2007 Total Results Unaudited Security & Advanced from ($US millions) Pro-forma Healthcare Industrial Technology Continuing Results Segment Segment Segment Operations Revenue $ 77.8 $ 23.3 $ 8.8 $ 7.5 $ 117.4 Operating income (loss) $ (24.1) $ (8.0) $ (3.1) $ 4.0 $ (31.2) Depreciation & amortization $ 2.6 $ 1.9 $ 0.5 $ 0.1 $ 5.1 EBITDA * $ (21.5) $ (6.1) $ (2.6) $ 4.1 $ (26.1)